                                                                    Exhibit 10.2

                     LYNX REAL-TIME SYSTEMS, INCORPORATED

                            1988 STOCK OPTION PLAN
                            ----------------------

                                 (as amended)

  I.      PURPOSES OF THE PLAN
          --------------------

  (a) This Stock Option Plan (the "Plan") is intended to promote the interests of LYNX REAL-TIME SYSTEMS, INCORPORATED (the "Company") by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations), (ii) the non-employee members of the company's Board of Directors (or any parent corporations) and {iii) consultants and independent contractors who provide valuable services to the company (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company {or its parent or subsidiary corporations).

  (b) For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

        (i) Any corporation (other than the company) in an unbroken chain of corporations ending with the company shall be considered to be a parent corporation of the company, provided each such corporation in the unbroken chain (other than the company) owns, at the time or the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

        (ii) Each corporation (other than the company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (5O') or more of the total combined voting power of all classes or stock in one or the other corporations in such chain.

  II.     ADMINISTRATION OF THE PLAN
          --------------------------

  (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board, however, may at any time appoint a committee ("Committee") of three (3) or more members of the Board and delegate to such Committee one or more of the administrative powers allocated to the Board under the provisions of the Plan, including (without limitation) the power to grant options under the Plan and administer the option surrender and option acceleration provisions of the Plan. Members of the committee shall serve for such period of determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

  (b) The Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the
Plan) shall have full power and authority (subject to the provisions of the Plan} to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option.

  III.    ELIGIBILITY FOR OPTION GRANTS
          -----------------------------
  (a) The persons .eligible to receive option grants under the Plan are as follows:
        (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Company (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Company (or its parent or subsidiary corporations);

        (ii) the non-employee members of the Board or the non-employee members of the Board of Directors of any parent corporation; and

        (iii) those consultants or independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations).

  (b) The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422A of the Internal Revenue Code or a non-statutory option not intended to meet such requirements , the time or times at which each such option is to become exercisable, and the maximum term for which the option is to be outstanding.

  IV.     STOCK SUBJECT TO THE PLAN
          -------------------------
  (a) The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 6 million shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with Section IV(c) of the Plan.

  (b) Should an option be terminated for any reason without being exercised or surrendered in whole or in part ( including options cancelled in accordance with the cancellation-regrant provisions of Section VIII of the Plan), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Section IX of the Plan and shares repurchased by the Company pursuant to its repurchase rights under the Plan shall not be available for subsequent option grants under the
                     ---
Plan.

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  (c)     In the event any change is made to the Common Stock issuable. under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the aggregate number of shares issuable under the Plan and (ii) the number of shares. and price per share of the Common stock subject to each outstanding option in order to prevent the dilution or enlargement or benefits thereunder.

  V.      TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

  Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not employees of the Company or its parent or subsidiary corporation. may only be granted non-statutory option. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

  1.      Option Price.
          ------------

          A. This option price per share shall be fixed by the Plan Administrator, but, subject to the provisions of Section V.1.B. below, in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

          B. If any individual to whom an option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 425(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (such person to be herein referred to as a 10% Shareholder), than the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value of one share of Common Stock on the date of grant.

          C. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section X and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

              (i)   full payment in cash;

              (ii)  full payment in shares of Common Stock held for at least six
(6) months and having a fair market value on the Exercise Date (as such term is defined below) in an amount equal to the option price; or

              (iii) a combination of shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date and cash equal in the aggregate to the option price.

     For purposes or this subparagraph C, the Exercise Date shall be the first date on which the Company shall have received both written notice of the exercise of the option and payment of the option price for the purchased shares.

     D. The fair market value of a share of Common Stock on any relevant date under subparagraph A, B, or C above ( and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

          (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices or closing selling price) for the Common Stock on the date in question then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (iii) If the Common stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, which may, but need not include, one or more independent professional appraisals.

     2.   Term and Exercise of Options.  Each option granted under the Plan
          ----------------------------
shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option
                                          --------
shall have a term in excess of ten (10) years from the grant date and provided
                                                                      --------
further, have a term in excess of five (5) years from the grant date.  During
-------
the lifetime of the options, the option shall be exercisable only the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution.

     3.   Effect of Termination of Employment.
          -----------------------------------

          A. Should an optionee cease to be an Employee or the company for any reason (including death or permanent disability as defined in Section 105(d) (4) of the Internal Revenue Code) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to Section XI

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below) remain exercisable for more than a twelve (12) month period (or such shorter period determined by the plan Administrator and specified in the instrument evidencing the grant) following the date of such cessation of Employee status provided, however, that under no circumstances shall such options be exercisable after the. specified expiration date of the option term. Each such option shall, during such twelve (12) month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of such cessation of Employee status. Upon the expiration of such twelve (12) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

          B. Any option granted to an optionee under the Plan and exercisable in whole in part on the date of the optionee's death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's death, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs
                                  -----------------
prior to the earlier of (i) the first anniversary of the date of the optionee's
             -------
death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

          C. If (i) the optionee's status as an Employee is terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or (ii) the optionee makes or attempts to make any unauthorized use or disclosure or confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such .vent all outstanding options granted the optionee under the Plan shall terminate and cease to be exercisable immediately upon such termination of Employee status or such unauthorized use or disclosure of confidential or secret information or attempt thereat.

          D. Notwithstanding subparagraphs A and B above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the optionee ceases Employee status, to establish as a provision applicable to the exercise of one or more options granted under the Plan that during the limited period of exercisability following the cessation of Employee status as provided in Section V.3.A above, the option may be exercised not only with respect to the number of shares for which it is exercisable at the time of the optionee's cessation of Employee status but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Employee status not occurred.

          E. For purposes of the foregoing provisions of this Section V.3 (and all other provisions of the Plan), the optionee shall be deemed to be an Employee of the Company for so long as the optionee remains in the employ of the Company or one or more of its parent or subsidiary corporations.

          F. If the option is to be granted to an individual who is not an Employee of the Company, then the option agreement evidencing the granted option shall include provisions comparable to subparagraphs V.3.A., B and C above, and may include provisions comparable to subparagraphs V.3.D. above, with respect to the optionee's termination of service with the Company or its parent or subsidiary corporations.

     4.   Stockholder Rights.  An optionee shall have none of the rights of a
          ------------------
stockholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price.

     5.   Repurchase Rights.  The shares of Common Stock acquired upon the
          -----------------
exercise of options granted under the Plan may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

     (a) The Plan Administrator may in its discretion determine that it shall be a term and condition of one or more options exercised under the Plan that the company (or its assignees) shall have the right, exercisable upon the optionee's cessation of Employee status, to repurchase at the option price all or (at the discretion of the Company and with the consent of the optionee) any portion of the shares of " Common Stock previously acquired by the optionee upon the exercise of such option. Any such ,repurchase right shall be exercisable by the Company (or its assignees) upon such terms and conditions (including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee's period of Employee status) as the Plan Administrator may specify in the instrument evidencing such right.

     (b) The Plan Administrator may assign the Company's repurchase rights under subparagraph (a) above to any person or entity selected by the Plan Administrator, including one or more stockholders of the Company other than a 10% Shareholder as defined in Section V.1.B above; provided, however, that such
                                                   --------
limitation shall not apply if such 10% Shareholder is the parent corporation of the Company. If the selected assignee is other than a parent corporation of the Company, then the assignee must make a cash payment to the Company, upon the assignment of the repurchase rights, in an amount equal to the excess (if any) of the fair market value of the unvested shares at the time subject to the repurchase rights and the aggregate repurchase price payable for such unvested shares thereunder.

       (c) The Plan Administrator shall also have full power and authority to provide for the automatic termination of the Company's outstanding repurchase rights in whole or in part, and thereby accelerate the vesting of any or all purchased shares, upon the occurrence of any Corporate Transaction under Section VII.

       (d) The Plan Administrator may also in its discretion establish as a term and condition of one or more options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the optionee (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Common Stock issued upon the exercise of such options. Any such right of first refusal shall be exercisable by the Company (or its assignees) in accordance with the terms and conditions set forth in the instrument evidencing such right.

     VI.  INCENTIVE OPTIONS.
          -----------------

     The terms and condition. specified below shall be applicable to all Incentive options granted under the Plan. Incentive options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

     (a)  Option Price.  The option price per share of the Common stock subject
          ------------
to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value or a share of Common Stock on the date or grant.

     (b)  Limitation on Exercisability.  If the fair market value of the shares
          ----------------------------
of Common Stock for which one or more post-1986 Incentive Options held by an individual first become exercisable in a single calendar year exceed. $100,000 (based on the value of the share. on the respective date or dates of the grants), then such options will qualify for favorable tax treatment as Incentive Option. only with respect to the first $100,000 of the shares for which they first become exercisable during such calendar year. In calculating such $100,000 limitation, the options will be deemed to become first exercisable in the same order in which they are granted.

     Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Inventive Options granted hereunder.

     VII. CORPORATE TRANSACTION
          ---------------------

     (a) In the event of any of the following transactions (a "Corporate Transaction");

        (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction of the principal purpose of which is incorporation;

        (ii) the sale, transfer or other disposition of all or substantially all of the company; or

        (iii) any reverse merger in which the company is the surviving entity;

then such option shall, in connection with the corporate Transaction, either to be assumed by the successor corporation or parent thereof to be replaced with a comparable option to purchase shares or the capital stock or the successor corporation or parent thereof. If the options are not assumed or substituted by the successor corporation then upon the consummation of the Corporate Transaction, all outstanding options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding.

     (b) If the Company is the surviving entity in any merger or other business combination, then each option which remains outstanding under the Plan immediately after such merger or other business combination shall be appropriately adjusted to apply and pertain to the number of class of securities which would be issuable, in consummation of such merger or business combination, to an actual holder of the same number of shares or Common Stock as are subject to such option immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such option shall remain the same. Appropriate adjustments shall also be made to the class and number of securities available for issuance under Plan following the consummation of such merger or business combination.

  (c) The grant options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  VIII.   CANCELLATION AND NEW GRANT OF OPTIONS
          -------------------------------------

  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of fair market value (one hundred percent (100%) of fair market value in the case of an Incentive Option or, in the case of a 10% Shareholder, not less than one hundred and ten percent (110%) of fair market value) of the new grant data.

  IX.     SLENDER OF OPTIONS FOR CASH OR STOCK
          ------------------------------------

  (a) Provided and only if the Plan Administrator determines in its discretion to implement stock appreciation right provisions of this Section IX, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish at the time of the option grant or at any time thereafter, to surrender all or part of an unexercised option under the Plan in exchange for a distribution from the Company equal in amount to the difference between (i) the fair market value (at date of surrender) of the number of shares in which the optionee is at the time vested under the surrendered option or portion thereof and (ii) the aggregate option price payable for such vested shares.

  (b) No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this
Section IX may be made in shares of Common stock valued at fair market value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

  (c) If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the date of surrender and may exercise such rights at any time prior to the later (i) the receipt or the
                                                  -----
rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms or the instrument evidencing such option, but in no event may such rights be exercised at any time after ten (10) years (or five (5) years in the case of a 10% Shareholder) after the date of the option grant.

  (d) The following special provisions shall be applicable to any Incentive Option which is surrendered pursuant to the provisions of this Section IX:

     (i) The right to surrender the Incentive Option may only be transferred to assigned in connection with the transfer or assignment of the Incentive Option in compliance with the limitations of Section V.2.

     (ii) The Incentive Option may only be surrendered when there is a positive spread between the fair market value of the shares subject to the surrendered option and the aggregate option price payable for such shares.

     (iii) The Incentive Option may not be surrendered at any time after the expiration or sooner termination of the option term.

     X.   LOANS OR GUARANTEE OF LOANS
          ---------------------------

     The Plan Administrator may assist any optionee (including any officer or director) in the exercise of one or more options granted to such optionee under the Plan by (a) authorizing the extension of a loan to such optionee from the Company, (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third party loan to the optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral (other than to optionees who are consultants or independent contractors, in which event the loan must be adequately secured by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price payable
                                  ---
for the purchased shares plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.

     XI.  EXTENSION OF EXERCISE PERIOD
          ----------------------------

     The Board shall have full power and authority, exercisable in its sole discretion to extend, either at any time while the option is granted or at the time while the option remains outstanding, the period of time for which the option is to remain exercisable following the optionee's termination of Employee status from the twelve (12) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

     XII. AMENDMENT OF THE PLAN
          ---------------------

     The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no
                                                   --------
such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan; and provided, further, that the Board shall not, without the approval of the stockholders of the Company (i) increase the maximum number or shares issuable under the Plan, except for permissible adjustments under Section IV(c}, (ii) modify the eligibility requirement. for the grant of options under the Plan or (iii) otherwise materially increase the benefits accruing to participant. under the Plan.

     XIII. EFFECTIVE DATE AND TERM OF PLAN
           -------------------------------

     (a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the stockholder. of the Company. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

     (b) Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) the expiration of the ten (10) year period measured from the date of the Board's adoption of the Plan or (ii) the date on which all share. available for issuance under the Plan shall have been issued or cancelled pursuant to options granted hereunder. If the date of termination is determined under clause (i) above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

     (c) Options may be granted under this Plan to purchase shares of Common stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and within one year thereafter such amendment is approved by the stockholder of the Company and (ii) each option granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

     XIV.  USE OF PROCEEDS
           ---------------

     Any cash proceeds received by the Company from the sales of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

     XV.   REGULATORY APPROVALS
           --------------------

     The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

     XVI.  FINANCIAL REPORTS
           -----------------

     The Company shall deliver financial and other information regarding the company, on an Annual or other periodic basis, to each individual holding an outstanding option under the Plan, to the extent the Company is required to provide such information pursuant to Section 260.140.41.2 of the Rules of the California Corporations Commissioner.

                                                      Non-Qualified Stock Option

                     LYNX REAL-TIME SYSTEMS, INCORPORATED

                            STOCK OPTION AGREEMENT
                            ----------------------

     AGREEMENT made as of the _____ day of _______, 19 by and between LYNX REAL-TIME SYSTEMS, INCORPORATED, a California corporation (hereinafter called "Company"), and ______________, (hereinafter called "Optionee").

                                  WITNESSETH:
                                  -----------

RECITALS
--------

     A. The Board of Directors of the Company has adopted the Company's 1988 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of selected key employees (including officers and directors), non-employee members of the Board of Directors and consultants and independent contractors who contribute to the financial success of the Company or its parent or subsidiary corporations.

     B. Optionee is to render valuable services to the Company or its parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

     C. The granted option is intended to be a non-statutory stock option which does not satisfy the requirements of Section 422A of the Internal Revenue
           ---
Code.

     NOW THEREFORE, it is hereby agreed as follows:

     1.   GRANT OF OPTION.
          ---------------

          Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to ________ shares of the Company's Common Stock (the "Optioned Shares") in accordance with the following schedule, during the option term at the option price of $_______ per share (the "Option Price"):

On or after __________ ______shares; price per share______
On or after __________ ______shares; price per share______
On or after __________ ______shares; price per share______

On or after __________ ______shares; price per share______

     2.   OPTION TERM.
          ------------

          This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on _______, ______, (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5, 7(a) or 20.

     3.   OPTION NON-TRANSFERABLE
          -----------------------

          This option shall be neither transferable nor assignable by Optionee.

     4.   DATES OF EXERCISE.
          ------------------

          (a) This option may not be exercised in whole or in part at any time prior to the time the Plan is approved by the Company's shareholders in accordance with Paragraph 20. Provided such shareholder approval is obtained, this option shall, prior to the expiration or sooner termination of the option term under Paragraph 5 or Paragraph 7(a) of this Agreement, become immediately exercisable at the earlier to occur of the following:

               (i) On or after the date or dates enumerated in Paragraph 1 as to those shares designated; or

               (ii) Thirty (30) days prior to any event in Paragraph 7 hereunder defined as a Corporate Transaction wherein the Company is not the survivor corporation.

          (b) Exercisable installments may be exercised in whole or in part and to the extent not exercised shall accumulate and be exercisable at any time on or before the expiration or sooner termination of the option term. In no event, however, shall this option be exercisable for any fractional shares.

     5.   ACCELERATED TERMINATION OF OPTION TERM.
          ---------------------------------------

          The option term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

          (a) Except as otherwise provided in subparagraphs (b), (c) or (d) below, should Optionee cease to be an employee to the Company at any time during the option term, then the period for exercising this option shall be reduced to a three (3) month period commencing with the date of such cessation of employment, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding; or

          (b) Should Optionee die while this option is outstanding and Optionee cease by reason thereof to be an employee of the Company at any time during the option term, then the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) shall have the right to exercise this option for the number of shares (if any) for which the option is exercisable on the date of his death. Such right shall lapse and this option shall cease to be exercisable upon the earlier of (i) the first anniversary of the date of his death or (ii) the Expiration Date; or

          (c) Should Optionee become permanently disabled and Optionee cease by reason thereof to be an employee to the Company at any time during the option term, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of employment status) during which to exercise this option; provided, however, that in no event shall this option be
             --------
exercisable at any time after the Expiration Date. Optionee shall be deemed to be permanently disabled if Optionee is, by reason of any medically determinable physical or mental impairment of Optionee expected to result in death or to be of continuous duration of not less than twelve (12) months, unable to provide the usual duties to the Company or the parent or subsidiary corporation retaining its services. Upon the expiration of the limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding; or

          (d) Should Optionee's status as employee be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or should Optionee make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Company or any parent or subsidiary corporations (as such terms are expressly defined in the Plan), then in any such event this option shall terminate and cease to be exercisable immediately upon such termination of employment status or such unauthorized disclosure or use of confidential or secret information or attempt thereat; or

          (e) For purposes of this Paragraph 5 and for all other purposes under this Agreement, Optionee shall be deemed to be an employee to the Company for so long as Optionee renders periodic services to the Company or one or more of its parent or subsidiary corporations, whether as an employee, non-employee member of the Board of Directors or an independent non-employee consultant. In applying the provisions of this Agreement, a corporation shall be considered to be a subsidiary corporation of the Company if it is a member of an unbroken chain of corporations beginning with the Company, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation shall be considered to be a parent corporation of the Company if it is a member of an unbroken chain ending with the Company, provided each such corporation in the chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     6.   ADJUSTMENT IN OPTION SHARES.
          ----------------------------

          (a) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to
(i) the total number of Optioned Shares subject to this option and (ii) the option price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder;

          (b) If the Company is the surviving entity in any merger or other business combination, then this Option, if outstanding under the Plan immediately after such merger or other business combination, shall be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable to the Optionee in the consummation of such merger or business combination if the option were exercised immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

     7.   SPECIAL TERMINATION OF OPTION.
          ------------------------------

          (a) In the event of one or more of the following transactions (a "Corporate Transaction"):

               (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation; or

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

               (iii) any reverse merger in which the Company is the surviving entity;

then this option shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof. The Company shall use its best efforts to (A) provide the Optionee with at least ten (10) days prior written notice of the specified effective date for the Corporate Transaction and (B) have the option assumed by the successor corporation or its parent company, to the extent not exercised in connection with such Corporate Transaction:

          (b) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     8.   PRIVILEGE OF STOCK OWNERSHIP.
          -----------------------------

          The holder of this option shall not have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the option price.

     9.   MANNER OF EXERCISING OPTION.
          ----------------------------

          (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

               (i) Execute and deliver to the Secretary of the Company a stock purchase agreement in substantially the form of Exhibit A to this Agreement (the "Purchase Agreement"); and

               (ii) Pay the aggregate option price for the purchased shares in one or more of the following alternative forms:

                (A)  full payment, in cash or cash equivalents;

                (B) full payment in shares of Common Stock of the Company held for at least six (6) months and having a Fair Market Value on the Exercise Date (as such terms are defined below) equal to the option price;

                (C) full payment in a combination of shares of Common Stock of the Company held for at least six months and valued at Fair Market Value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the option price; or

                (D) any other form which the Plan Administrator may, in its discretion, approve at the time of exercise in accordance with the provisions of paragraph 16 of this Agreement; and

          (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

     (b) For purposes of Paragraph 9(a) above, the Fair Market Value of a share of Common Stock shall be determined in accordance with subparagraphs (i) through
(iii) below, and the Exercise Date shall be the first date on which there shall have been delivered to the Company both (I) the executed Purchase Agreement and
(II) the payment of the option price for the purchases shares.

          (i) If the Common Stock is not on the Exercise Date listed or admitted to trading on any stock exchange, but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available, the closing selling price) of one share of Common Stock on the Exercise Date in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the Exercise Date, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

          (ii) If the Common Stock is on the Exercise Date listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price of one share of Common Stock on the Exercise Date on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the Exercise Date, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is on the Exercise Date neither listed or admitted to trading on any stock exchange nor traded in the over-the-counter market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, including one or more independent professional appraisals.

          (c) This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Purchase Agreement at such time as the executed Purchase Agreement for such shares shall have been delivered to the Company. Payment of the option price shall immediately become due and shall accompany the Purchase Agreement. As soon thereafter as practical, the Company shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

          (d) In no event may this option be exercised for any fractional shares.

     10.  RIGHTS OF FIRST REFUSAL.
          ------------------------

          THE OPTIONEE HEREBY AGREES THAT ALL OPTIONED SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE SUCH SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT.

     11.  COMPLIANCE WITH LAWS AND REGULATIONS.
          -------------------------------------

          (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance;

          (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities law.

     12.  SUCCESSORS AND ASSIGNS.
          -----------------------

          Except to the extent otherwise provided in Paragraph 3 or 7(a), the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators and assigns of Optionee and the heirs, legal representatives and assigns of Shareholder and the successors and assigns of the Company.

     13.  LIABILITY OF COMPANY.
          ---------------------

          (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of Section XII of the Plan.

          (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

     14.  NO EMPLOYMENT OR SERVICE CONTRACT.
          ----------------------------------

          Except to the extent the terms of any employment or service contract between the Company and Optionee may expressly provide otherwise, the Company (or any parent or subsidiary corporation of the Company retaining Optionee) shall be under no obligation to continue the employment status of Optionee for any period of specific duration and may terminate such employment status at any time, with or without cause.

     15.  NOTICES.
          --------

          Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of its Secretary at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. Mail, postage prepaid and properly addressed to the party to be notified.

     16.  LOANS OR GUARANTEES.
          --------------------

          The Plan Administrator may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this option by (i) authorizing the extension of a loan to the Optionee from the Company, (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years, or (iii) authorizing a guarantee by the Company of a third part; loan to the Optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate, collateral requirements and terms of repayment) shall be established by the Plan Administrator in its sole discretion.

     17.  WITHHOLDING.
          ------------

          Optionee hereby agrees to make appropriate arrangements with the Company or parent or subsidiary corporation employing Optionee (if any) for the satisfaction of any federal, state or local income tax withholding requirements and federal social security employee tax requirements applicable to the exercise of this option.

     18.  CONSTRUCTION.
          -------------

          This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

     19.  GOVERNING LAW.
          --------------

          The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California.

     20.  SHAREHOLDER APPROVAL.
          ---------------------

          The grant of this option is subject to approval of the Plan by the Company's shareholders within twelve (12) months after the adoption of the Plan by the Board of Directors, and this option may not be exercised in whole or in part until such shareholder approval is obtained. In the event that such shareholder approval is not obtained, then this option shall thereupon terminate and the Optionee shall have no further rights to acquire any Optioned Shares hereunder.

     21.  COUNTERPARTS.
          -------------

          This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.

                                             LYNX REAL-TIME SYSTEMS,
                                             INCORPORATED

                                             By:________________________________

                                             its:_______________________________

                                                 OPTIONEE:

                                   Address:  ___________________________________

                                             ___________________________________

Exercise Notice                                           Right Of First Refusal
1988 STock Plan                                           ----------------------

                                   EXHIBIT A

                     LYNX REAL-TIME SYSTEMS, INCORPORATED

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     This Agreement is made as of this ____ day of              19__ by and
between LYNX REAl-TIME SYSTEMS INC. a California corporation ("Company"), ______________, the holder of a stock option under the Company's 1988 Stock Option Plan ("Optionee").

I.   EXERCISE OF OPTION
     ------------------

     1.1  Exercise. Optionee hereby purchases _______ shares of Common Stock of
          --------
the Company ("Purchased Shares") pursuant to that certain option ("Option") granted Optionee on ___________ 19_ ("Grant Date") under the Company's 1988 Stock Option Plan ("Plan") to purchase up to __________ shares of the Company's Common Stock ("Total Purchasable Shares") at an option price of $_____ per share ("Option Price").

     1.2  Payment. Concurrently with the delivery of this Agreement to the
          -------
Secretary of the Company, Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Company and Optionee evidencing the Option ("Option Agreement") and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

II.  INVESTMENT REPRESENTATIONS
     --------------------------

     2.1  Investment Intent. Optionee hereby warrants and represents that
          -----------------
Optionee is acquiring the Purchased Shares for Optionee's own account and not with a view to their resale or distribution and that Optionee is prepared to hold the Purchased Shares for an indefinite period and has no present intention to sell, distribute or grant any participating interests in the Purchased Shares. Optionee hereby acknowledges the fact that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Company is issuing the Purchased Shares to Optionee in reliance on the representations made by Optionee herein.

     2.2  Restricted Securities. Optionee hereby confirms that Optionee has been
          ---------------------
informed that the Purchased Shares may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act. Should Rule 144 subsequently become available, Optionee is aware that any sale of the Purchased Shares effective pursuant to the Rule may, depending upon the status of Optionee as an "affiliate" or "non-affiliate" under the Rule, be made only in limited amounts in accordance with the provisions of the Rule, and that in no event may any Purchased Shares be sold pursuant to the Rule until Optionee has held the Purchased Shares for the requisite holding period.

     2.3  Disposition of Shares. Optionee hereby agrees that Optionee shall make
          ---------------------
no disposition of the Purchased Shares (other than a permitted transfer under paragraph 3.1) unless and until:

     (a) Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

     (b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares; and

     (c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.

     The Company shall not be required (i) to transfer on its books any
                       ---
Purchased Shares which have been sold or transferred in violation of the provisions of this Article II or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferree to whom the Purchased Shares have been transferred in contravention of this Agreement.

     2.4  Restrictive Legends. In order to reflect the restrictions on
          -------------------
disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or both of the following legends:

          (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (a) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (b) A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (C) SATISFACTORY ASSURANCES TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER."

          (ii) "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

     2.5  Receipt of commissioner Rules. Optionee hereby acknowledges receipt of
          -----------------------------
a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit A to this Agreement.

     2.6  Stockholder Rights. Until such time as the Company actually exercises
          ------------------
its repurchase rights under this Agreement, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Article III.

III. TRANSFER RESTRICTIONS
     ---------------------

     3.1  Restriction on Transfer. Optionee shall not transfer, assign, encumber
          -----------------------
or otherwise dispose of any of the Purchased Shares in contravention of the Company's Right of First Refusal under Article IV. Such restrictions on transfer, however, shall not be applicable to ( i) a gratuitous transfer of the Purchased Shares made to the Shareholder's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Shareholder or the Shareholder's spouse or issue, (ii) a transfer of title to the Purchased Shares effected pursuant to the Shareholder's will or the laws of intestate succession or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Optionee in connection with the acquisition of the Purchased Shares.

     3.2  Transferee Obligations. Each person (other than the Company) to whom
          ----------------------
the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph 3.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Company's Right of First Refusal granted hereunder, to the same extent such shares would be so subject if retained by the Optionee.

     3.3  Definition of Owner. For purposes of Article IV of this Agreement, the
          -------------------
term "Owner" shall include the Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with paragraph 3.1.

IV.  RIGHT OF FIRST REFUSAL
     ----------------------

     4.1  Grant. The Company is hereby granted the right of first refusal
          -----
("Right of First Refusal"), exercisable in connection with any proposed sale or other transfer of the Purchased Shares. For purposes of this Article IV, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Optionee but shall not include any of the permitted transfers under paragraph
3.1 for purposes of this Article IV, Optionee shall also be known as "Owner".

     4.2  Notice of Intended Disposition. In the event the Owner desires to
          ------------------------------
accept a bona fide third-party offer for any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called, solely for the purposes of this Article IV, the "Target Shares"), Owner shall promptly (i) deliver to the Secretary of the Company written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price, and (ii) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not be in contravention of the representations made by Optionee in Article II of this Agreement.

     4.3  Exercise of Right. The Company (or its assignees) shall, for a period
          -----------------
of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Owner prior to the expiration of the twenty-five (25) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days thereafter; and at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. The Target Shares so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Company's Common Stock. However,should the purchase price specified in the notice of intended disposition be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Company (or its assignees) or, if they cannot agrees on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The closing shall then be held on the later of (i)
                                                                   -----
the fifth business day following the Company's (or its assignees') exercise of its repurchase rights hereunder or (ii) the 15th day after such cash valuation shall have been made.

     4.4  Non-Exercise of Right. In the event the Exercise Notice is not given
          ---------------------
to Owner within twenty-five (25) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third party purchaser than those specified in the Disposition Notice; provided,
                                                                --------
however, that any such sale or disposition must not be effected in contravention of the representations made by the Optionee in Article II of this Agreement. The third-party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement (including the Company's Right of First Refusal hereunder). In the event Owner does not sell or otherwise dispose of the Target Shares within the specified thirty (30) day period, the Company's Right of First Refusal shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 4.7.

     4.5  Partial Exercise of Right. In the event the Company (or its assignees)
          -------------------------
makes a timely exercise of the Right of First Refusal with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within ten (10) days after the date of the Exercise Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

          (i) sale or other disposition of all the Target Shares to a third-party purchaser in compliance with the requirements of paragraph 4.4, as if the Company did not exercise the Right of First Refusal hereunder; or

          (ii) sale to the Company (or its assignees) of the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 4.3.

     Failure of Owner to deliver timely notification to the Company under this paragraph 4.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (ii) above.

     4.6  Recapitalization.
          ----------------

     (a) In the event of any stock dividend,stock split, recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Company's Right of First Refusal hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

     (b) In the event of any of the following transactions (a "Corporate Transaction"):

          (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

          (iii) any reverse merger in which the Company is the surviving entity,

then the Company's Right of First Refusal shall, to the extent the lapse provisions of Section 4.7 are not otherwise applicable, remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right.

     4.7  Lapse. The Right of First Refusal under this Article IV shall lapse
          -----
and cease to have effect upon the
earliest of (i) the first date on which shares of the Company's Common Stock are
--------
held of record by more than five hundred (500) persons, (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets or fifty percent (50%) or more of the Company's outstanding voting stock for cash consideration or freely tradeable securities, or (iii) a determination is made by the Company's Board of Directors that a public market exists for the outstanding shares of the Company's Common Stock.

v.   GENERAL PROVISIONS.
     ------------------

     5.1  Assignment. The Company may assign its Right of First Refusal under
          ----------
Article IV to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company.

     5.2  Definitions. For purposes of this Agreement, the following provisions
          -----------
shall be applicable in determining the parent and subsidiary corporations of the
Company:

     (i) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (ii) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     5.3  No Employment or Service Contract. Except to the extent the terms of
          ---------------------------------
any written employment or service contract with the Optionee may expressly provide otherwise, the Company (or any parent or subsidiary corporation employing or retaining Optionee) is under no obligation to continue the employment status of Optionee for any period of specific duration and may terminate such employment status at any time, with or without cause.

     5.4  Notices.  Any notice required in connection with (i) the Right of
          -------
First Refusal or (ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by 10 days advance written notice under this paragraph 5.4 to all other parties to this Agreement.

     5.5  No Waiver. The failure of the Company (or its assignees) in any
          ---------
instance to exercise the Right of First Refusal granted under Article IV, shall not constitute a waiver of any other rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     5.6  Cancellation of Shares. If the Company (or its assignees) shall make
          ----------------------
available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

     5.7  Legend. All certificates representing the Purchased Shares shall be
          ------
endorsed with the following legend:

          "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT, DATED _________, 19 __, BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN RIGHTS OF FIRST REFUSAL TO THE COMPANY (OR ITS ASSIGNEES) UPON THE SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE COMPANY'S SHARES. THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

VI.  MISCELLANEOUS PROVISIONS.
     ------------------------

     6.1  Optionee Undertaking. Optionee hereby agrees to
          --------------------
take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

     6.2  Agreement is Entire Contract. This Agreement constitutes the entire
          ----------------------------
contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

     6.3  Governing Law. This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     6.4  Counterparts. This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     6.5  Successors and Assigns. The provisions of this Agreement shall inure
          ----------------------
to the benefit of, and be binding upon, the Company and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

     6.6  Power of Attorney. Optionee's spouse hereby appoints Optionee as his
          -----------------
or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may be reasonably necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Shareholder as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

LYNX REAL-TIME SYSTEMS, INCORPORATED

By ________________________________

its _______________________________

Address   2239 Samaritan Drive
          -----------------------------------
S         San Jose, GA 95124
          -----------------------------------


                                                  OPTIONEE:

                                        Address




                                        Address

                      INFORMATION STATEMENT FOR EMPLOYEE
                     EXERCISING AN INCENTIVE STOCK OPTION

               (Statement Pursuant to IRC Section 6039 (a) (1))

(1) Name, address and employer identification number of the corporation transferring the stock:

     (a)  Name:    _______________________________________________________

     (b)  Address: _______________________________________________________

                   _______________________________________________________

     (c)  Employer identification number:
          ______________________________

(2) Name, address and identifying number of the person to whom the stock was transferred:

     (a)  Name:    _______________________________________________________

     (b)  Address: _______________________________________________________

                   _______________________________________________________

     (c)  Identifying number:
          ______________________________

(3) Name and address of the corporation the stock of which is the subject of the option (if other than the corporation transferring the stock):

     (a)  Name:    ________________________________________

     (b)  Address: ________________________________________

(4)  Date the option was granted:
     _________________________________________

(5)  Date the shares were transferred to the person exercising the option:
     ___________________________________________________

(6)  Fair market value of the stock at the time the option was exercised:
     ___________________________________________________

(7)  Number of shares of stock transferred pursuant to the option:
     ___________________________________________________

     (8)  Type of option under which the transferred shares were acquired:
          Incentive Stock Option (Section 422A).

     (9)  Total cost (option price) of all the shares transferred:
          ___________________________________________________________________

     The amount indicated in item (6) above represents the determination of the board of directors of the Company of the fair market value of the stock at the time the option was exercised. The Company believes this valuation represents a fair attempt at reaching an accurate appraisal of the worth of the Company's Common Stock. It is possible, however, that with the benefit of hind-sight, the Internal Revenue Service could successfully assert a different value for the Common Stock.

                                 ATTACHMENT 1
             STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
             ----------------------------------------------------
        Title 10. Investment - Chapter 3, Commissioner of Corporations

     260,141,11: Restriction on Transfer. (a) The issuer of any security upon
     ----------  -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

     (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1)  to the issuer;

          (2)  pursuant to the order or process of any court;

          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

          (4) to the transferror's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferrer or the transferror's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

          (5)  to holders of securities of the same class of the same issuer;

          (6)  by way of gift or donation inter vivos or on death;

          (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

          (9) if the interest sold or transferred is a pledged or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

          (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25410 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

          (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

          (15) by the State Controller pursuant to the Unclaimed Property
     Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule,
     (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
     Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

     (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."